UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2016

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place,

Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A. O. Corporation (the “Company”) held its Annual Meeting of Stockholders on April 11, 2016 for the purposes of the election of the Company’s Board of Directors, to hold an advisory vote to approve the compensation of our named executive officers, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, to ratify an amendment to our By-Laws to designate Delaware as the exclusive forum for the adjudication of certain disputes, to approve an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of Common Stock and to approve an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of Class A Common Stock.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Ronald D. Brown	12,835,620	0	0
Paul W. Jones	12,835,620	0	0
Ajita G. Rajendra	12,835,620	0	0
Mathias F. Sandoval	12,835,620	0	0
Bruce M. Smith	12,835,620	0	0
Mark D. Smith	12,835,620	0	0

Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Gloster B. Current, Jr.	62,084,924	817,784	5,466,201
William P. Greubel	61,022,665	1,880,043	5,466,201
Idelle K. Wolf	61,624,305	1,278,403	5,466,201
Gene C. Wulf	61,550,386	1,352,322	5,466,201

The advisory voting results for the approval of the compensation of the Company’s named executive officers were as follows:

Total Votes
For	19,004,353
Against	112,608
Abstain	8,929
Broker Non-Votes	546,620

The voting results to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016 were as follows:

Total Votes
For	19,575,172
Against	88,833
Abstain	8,507
Broker Non-Votes	0

The voting results to ratify an amendment to our By-Laws to designate Delaware as the exclusive forum for the adjudication of certain disputes were as follows:

Total Votes
For	16,228,821
Against	2,893,741
Abstain	3,329
Broker Non-Votes	546,620

The voting results for the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of Common Stock were as follows:

	Common Stock	Total Votes
For	57,484,697	18,579,820
Against	10,787,787	1,083,049
Abstain	96,425	9,643
Broker Non-Votes	0	0

The voting results for the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of Class A Common Stock were as follows:

	Class A	Total Votes
For	12,831,350	15,617,262
Against	4,270	4,028,949
Abstain	0	26,300
Broker Non-Votes	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 15, 2016	By:	/s/ James F. Stern
James F. Stern Executive Vice President, General Counsel and Secretary

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